UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): October 11, 2016

HC2 HOLDINGS, INC.

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor
New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 11, 2016, HC2 Holdings, Inc. (the “Company”) issued a press release announcing that its operating subsidiary DBM Global Inc. ("DBM Global"), a family of companies providing fully integrated structural and steel construction services, has entered into an agreement to acquire the detailing and Building Information Modeling (“BIM”) management business of PDC Global Pty Ltd. (“PDC”), a highly experienced global engineering design, detailing and 3D BIM Management company. DBM Global also announced that it has entered into a sales purchase agreement to acquire BDS VirCon, a leading global steel and rebar detailing and BIM firm. A copy of the press release is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Item No.	Description
99.1	Press Release dated October 11, 2016

Cautionary Statement Regarding Forward Looking Statements
Any statements made in this Current Report that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws and should be evaluated as such. In accordance with the Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995, this Current Report and associated press releases contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. These statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company's actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K. Factors that could cause actual results, events and developments to differ include, without limitation, capital market conditions, the ability of HC2's subsidiaries to generate sufficient net income and cash flows to make upstream cash distributions, trading characteristics of the HC2 common stock, the ability of HC2 and its subsidiaries to identify any suitable future acquisition opportunities, our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions, integrating financial reporting of acquired or target businesses, completing pending and future acquisitions, and dispositions, litigation and other contingent liabilities and changes in regulations, taxes and risks that may affect the performance of the operating subsidiaries of HC2. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2016

HC2 Holdings, Inc.
(Registrant)

By:	/s/ Paul L. Robinson
Name: Paul L. Robinson
Title: Chief Legal Officer and Corporate Secretary

Exhibit Index

Item No.	Description
10.1	Press Release dated October 11, 2016